UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Income Statement [Abstract]
Sales	$ 2,660	$ 45,900
Cost of Sales	125	33,860
Gross Profit	2,535	12,040
Expenses
General and Administrative	55,506	83,493
Interest Expense	53,154	88,083
Total Expenses	108,660	171,576
Other (Income) and Expenses
Gain on Conversion Feature of Preferred Shares		(7,697,992)
(Gain) Loss on Derivative	(26,728)	30,672
Write Off of Liabilities	(3,047,086)
Total Other (Income) and Expenses	(3,073,814)	(7,667,320)
Income from Operations Before Provision for Taxes	2,967,689	7,507,784
Provision for Taxes
Net Income for the Period	$ 2,967,689	$ 7,507,784
Weighted Average Number of Common Shares Outstanding Basic and Diluted (in shares)	60,788,382	4,476,077
Net Income for the Period Per Common Share - Basic and Diluted (in dollars per share)	$ 0.05	$ 1.68